IN THE DISTRICT COURT OF THE FOURTH JUDICIAL DISTRICT

IN AND FOR SHERIDAN COUNTY, STATE OF WYOMING

DANIEL MCKINNEY, an individual, Plaintiff, vs. YINFU GOLD CORPORATION, a Wyoming corporation formerly known as ELEMENT92 RESOURCES CORP.; DOES 1 through 10, inclusive, and ROE CORPORATIONS, 1 through 10, inclusive, Defendants.	)	Civil No. CV-2012-134

MOTION TO VACATE HEARING

COMES NOW the Plaintiff, Daniel McKinney, by and through his attorney, Ammon Erik Francom, and hereby requests that the court enter an order vacating the Order to Show Cause hearing that has been set for June 14, 2012 at 3:30 p.m. on the grounds that the parties have resolved the matter set for hearing as evidenced by the attached Debt Settlement Agreement which is attached hereto as Exhibit A and incorporated herein by this reference.

DATED this 11th day of June, 2012.

Ammon Erik Francom

Ammon Erik Francom
Wyoming State Bar Attorney No. 7-4848
John A. Thomas Law Office
724 Front Street - Suite 600
Evanston WY 82930
307-789-7876

CERTIFICATE OF SERVICE

I, the undersigned, do hereby certify that I served a true and correct copy of the above foregoing **Motion to Vacate Hearing** by fax, to the following number:

Ernest Stern
Akerman Sentefitt LLP
750 9th Street NW - Suite 750
Washington DC 20001

202-393-5959

Secretary for Ammon Erik Francom

DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement referred to as the "Agreement" is made and entered into this 10th day of June, 2012, between:

Daniel Mckinney (herein referred to as the Creditor)
Two Exchange Square 8/fl
8 Connaught Place, Central
Hong Kong

And

Yinfu Gold Corp., (herein know as the Debtor)
represented by Tsap Wai Ping
Two IFC, 19th floor
8 Finance Street, Central
Hong Kong

Whereas the Creditor and the Debtor are parties to Civil Court Case # CV-2012-134 in the District Court, Sheridan County, Wyoming, USA; and

Whereas the Creditor has obtained a Judgment against the Debtor for US$117,250.00
The Parties hereby agree as follows:

1. Acknowledgement of Debt:
   The Parties agree that the debt plus legal costs and interest up to May 31, 2012 is $117,250.00

Daniel S. Mckinney, hereinafter referred to as Creditor and Yinfu Gold Corp., hereinafter referred to as "Debtor", agree to settle the debt pursuant to the following terms and conditions:

Creditor and Debtor agree that the current outstanding debt is $ 117,250.00. (HK$914,550) Both parties agree to partial payments of HK$100,000 a month, on the 1st of each month starting July 1, 2012 and until the full amount is paid off or,

Creditor agrees to accept less than the full amount of the debt, provided that Debtor makes payment in full of the agreed upon amount on or before September 1, 2012.

Both parties agree that the Creditor will accept cash payments of $ 100,000 towards the settlement of the debt in full.

Should the Debtor fail to pay the HK$100,000 monthly payment, then Creditor shall immediately demand and be entitled to the payment in full of the original amount owed by the Debtor.

This agreement for debt settlement shall be binding upon the Creditor, Debtor and their successors and assignees.

IN WITNESS WHEREOF, the undersigned have hereunto executed the Agreement on the date set forth above.

The Creditor

[signature]

Daniel S. Mckinney

The Debtor

[signature]

Yinfu Gold Corp.
Represented by Tsap Wai Ping

EXHIBIT A

IN THE DISTRICT COURT OF THE FOURTH JUDICIAL DISTRICT

IN AND FOR SHERIDAN COUNTY, STATE OF WYOMING

DANIEL MCKINNEY, an individual, Plaintiff, vs. YINFU GOLD CORPORATION, a Wyoming corporation formerly known as ELEMENT92 RESOURCES CORP.; DOES 1 through 10, inclusive, and ROE CORPORATIONS, 1 through 10, inclusive, Defendants.	Civil No. CV-2012-134

ORDER VACATING HEARING

IT IS HEREBY ORDERED that the hearing set in this matter for June 14, 2012 at 3:30 p.m. is hereby vacated.

DATED this ____ day of June, 2012.

____
The Honorable John G. Fenn

CERTIFICATE OF SERVICE

I, the Clerk of District Court, do hereby certify that I served a true and correct copy of the foregoing **Order Vacating Hearing** by hand delivering a copy thereof on the ____ day of June, 2012.

Ammon Erik Francom
John A. Thomas Law Office
724 Front Street - Suite 600
Evanston WY 82930

Ernest Stern
Akerman Sentefitt LLP
750 9th Street NW - Suite 750
Washington DC 20001

Clerk of District Court

Deputy Clerk of Court